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                                                                   Exhibit 10.17



                           MAXUS ENERGY CORPORATION

                          DEFERRED COMPENSATION PLAN
                                FOR EXECUTIVES



1.   Purpose of Plan.

     It is the purpose of this Plan to enable Executives of the Corporation to defer some or all Compensation payable for the future services to be performed as an employee or officer of the Corporation.


2.   Definitions.

     "Account" means the account, described in Paragraph 5 below, to which is
     ---------
credited Compensation deferred in accordance with this Plan.

     "Accounting Date" means each March 31, June 30, September 30 and December
     -----------------
31.

     "Administrator" means the Employee Benefits Committee of the Corporation,
     ---------------
or such other person as may be designated by the Chief Executive Officer of the Corporation, with power and authority to construe, interpret and administer this Plan pursuant to Paragraph 12 below.

     "Beneficiary" means the person or persons designated from time to time in
      ------------
the Notice of Beneficiary Designation, referred to in Paragraph 10 below, by a Participant to receive payments under this Plan after the Participant's death.

     "Board" means the Board of Directors of the Corporation or any committee of
     -------
such Board of Directors to the extent that such committee has been delegated authority to act on behalf of the Board of Directors with respect to this Plan.

     "Common Stock" means whole shares of common stock of the Corporation.
     --------------

     "Compensation" means base salary and payments under or pursuant to the
     --------------
Corporation's Performance Incentive Plan, or any successor plan.

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     "Corporation" means Maxus Energy Corporation, its majority owned
     -------------
subsidiaries and affiliates, and their successors.

     "Executive" means a regular, full time employee of the Corporation at
     -----------
exempt job grade 12, or its equivalent, or above.

     "Interest Factor" means interest on the cash denominated portion of a
     -----------------
Participant's Account during any quarterly accounting period. The quarterly rate of interest for this purpose shall be designated from time to time by the Administrator.

     "Notice of Beneficiary Election" means the notice provided for in Paragraph
     --------------------------------
10 below.

     "Notice of Election" means the notice provided for in Paragraph 4 below.
     ---------------------

     "Participant" means any Executive who participates in this Plan.
      ------------

     "Plan" means the Maxus Energy Corporation Deferred Compensation Plan for
     ------
Executives.


3.   Eligibility.

     Any Executive shall be eligible to participate in this Plan.


4.   Manner of Election.

     (a) Any Executive wishing to participate in this Plan must file with the Administrator a written notice on the Notice of Election form designated by the Administrator electing to defer payment of all or a portion of his or her Compensation. An election shall be effective only as follows:

               (i) if filed not later than September 30, 1993 the election shall be effective with respect to Compensation earned on or after October 1, 1993 for the balance of calendar year 1993 and, except to the extent such election is subsequently modified or terminated as provided below, subsequent calendar quarters; and

               (ii) if filed after September 30, 1993, the election shall be effective with respect to

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               Compensation earned during the first calendar quarter that commences after the date of filing of the Notice of Election and, except to the extent such election is subsequently modified or terminated as provided below, subsequent calendar quarters.

     (b) An election, unless subsequently modified or terminated as provided below, shall apply to Compensation payable with respect to each subsequent calendar quarter.

     (c) An election may be modified by filing with the Administrator a new Notice of Election on or before the calendar

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quarter for which such modification is to be effective.  No modification shall be effective with respect to Compensation earned prior to the date the new Notice of Election is received by the Administrator or the effective date of the new Notice of Election, whichever is later.

     (d) An election may be terminated by the filing with the Administrator of a Notice of Termination on the form designated by the Administrator on or before the calendar quarter for which such termination is to be effective. No termination shall be effective with respect to Compensation earned prior to the date the Notice of Termination is received by the Administrator or the effective date of the Notice of Termination, whichever is later. An election shall also terminate on the date a person ceases to be a Executive.

     (e) A Participant for whom an election is terminated may thereafter file a new Notice of Election for future calendar quarters for which such person is eligible to participate in this Plan.


5.   Accounts.

     (a) The amount of any Compensation deferred in accordance with an election shall be credited to an Account maintained by the Corporation on its books in the name of the Participant.

     (b) In the case of a Participant who has elected that amounts credited to such Participant's Account under this Plan be denominated in Common Stock, all amounts so credited to the Account of such Participant to the extent prescribed by the Participant in his or her election, shall be denominated quarterly by the Corporation in Common Stock.

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     (c)  In lieu of the cash dividends, if any,  which would be payable on
Common Stock credited to the Account of a Participant on any dividend record date if such Common Stock had been owned by the Participant, the Corporation shall credit the Account of such Participant, on the dividend payment date, with an amount equivalent to such dividends ("dividend equivalents") to be denominated in Common Stock. The Common Stock credited to the Account of a Participant shall be adjusted to reflect any stock dividends or stock splits in respect to Common Stock. Further, if the Corporation shall issue any other rights with respect to Common Stock, it shall, on the date of such issuance, credit to the Account of the Participant the amount of the value of the right which would have been issued on the Common Stock credited to such Account on the record date for such distribution if such Common Stock had been issued to and owned by the Participant.

 6.  No Trust Lien, Etc.

     Solely for convenience in administering this Plan and in describing the cash and Common Stock credited to the Account of a Participant, the amount of such cash and the amount of such Common Stock shall be reflected in the Account of such Participant and shall be respectively referred to in this Plan as cash and Common Stock "credited" to such Account or as assets "credited" to such Account. Nevertheless, the purpose of this Plan is merely to describe an unsecured promise by the Corporation to make the payments described in this Plan and not to create any trust for the benefit of any Participant or any other person, including, without limitation, any Beneficiary. All rights, title and interest in cash and Common Stock credited to the Account of a Participant shall remain at all times solely the Corporation's unsecured contractual obligation under this Plan. No cash or Common Stock credited under this Plan to a Participant's Account on the books of the Corporation shall be held in trust, by reason of this Plan, for such Participant or any other person, including, without limitation, any Beneficiary, and neither such Participant nor any other person, including, without limitation, any Beneficiary shall have any right, title or interest of any kind, by reason of this Plan, in any such cash or Common Stock or other assets of the Corporation.


7.   Annual Report to Participant.

     The Administrator shall cause the Corporation to keep an accurate record of the cash and Common Stock credited to the

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Account of each Participant, and as of the end of each calendar year shall deliver to each Participant a written statement showing the cash and Common Stock credited to such Participant's Account.


8.   Adjustment of Account.

     As of each Accounting Date the Account for each Participant shall be adjusted for the period elapsed since the last preceding Accounting Date to reflect the adjustments required by this Plan, including the following:

     (a) First, the Account shall be charged with any distribution made during the period in accordance with Paragraph 9 below.

     (b) Then, the Account shall be credited with the amount, if any, of any Compensation deferred during that period in accordance with an election under Paragraph 4 above.

     (c) Finally, the Account shall be credited with the Interest Factor (compounded quarterly) for that period with respect to the cash credited to the Account, and shall be credited with any "dividend equivalents" or the value of any other rights with respect to Common Stock credited to the Account under Paragraph 5 above.


9.   Payment.

     (a) Except in the case of the death or permanent disability of a Participant, distribution of an Account shall be made in a lump sum as of the last day of the month following the date the Participant ceases to be an Executive, unless the Participant, at the time of his or her election to defer Compensation, specified on the Notice of Election that distribution of his or her Deferred Compensation Account shall commence as of a specific date, which date is not after the January 1 following the calendar year in which the Participant reaches age 70 and either (i) be in the form of a lump sum payment or (ii) be in the form of installments on an annual or quarterly basis. Provided, however, in no event other than in the case of death, permanent disability or ceasing to be an Executive will a Participant or his or her Beneficiary receive payment for that portion of the Participant's's Account, if any, which has been denominated as Common Stock until at least six months have elapsed since such

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portion of the Participant's Account was denominated as Common Stock.

     (b) In the event of Participant's death or permanent disability prior to the date specified for distribution of such Participant's Account, or prior to the full distribution of such Account, whichever may be applicable, the balance of the Account shall be distributed in a lump sum to the Participant or his or her Beneficiary designated pursuant to Paragraph 10 below. The lump sum payment shall be paid as of the last day of the month following the Participant's date of death or permanent disability.

     (c) All cash and Common Stock credited to a Participant's Account will be paid in cash. Distributions will be made to the Participant or, in the event of such Participant's death, to the designated Beneficiary, in accordance with the Participant's election and Paragraph 10 below. Provided, however, in no event other than in the case of death, permanent disability or ceasing to be a Executive will a Participant or his or her Beneficiary receive payment for that portion of the Participant's Account, if any, which has been denominated as Common Stock until at least six months have elapsed since such portion of the Participant's Account was denominated as Common Stock.

     (d) On each date for an installment distribution, there shall be distributed to the Participant an amount in cash equal to the sum of the cash balance and the fair market value of Common Stock then credited to such Participant's Account multiplied by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments.

     (e) Notwithstanding the provisions of Subparagraphs (a), (b), (c) and (d) of this Paragraph 9, the Administrator, in its absolute discretion exercised in good faith, may accelerate the rate of distribution but only in the case of financial hardship caused by circumstances over which the Participant has no control, and only to the extent necessary to alleviate such financial hardship. In no such event, however, will a Participant be entitled to receive payment of that portion of his Account, if any, which is denominated as Common Stock and which has not been so denominated for at least six months. No Participant shall participate in any such decision affecting uniquely such member as a Participant.

     (f) The balance of a Participant's Account shall be appropriately reduced in accordance with this Paragraph 9 to reflect distributions made hereunder.

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     (g)  Any election with respect to the distribution of Compensation deferred for a given quarterly period pursuant to this Plan shall be irrevocable.


10.  Beneficiary Designation.

     A Participant may designate on the Notice of Beneficiary Designation form designated by the Administrator any person or persons to whom payments are to be made if the Participant dies before receiving payment of all amounts due under this Plan and the proportion or proportions in which distributions are to be made to each such person. A beneficiary designation will be effective only after the Notice of Beneficiary Designation is filed with and accepted by the Administrator while the Participant is alive and, to the extent indicated by the Participant in the Notice of Beneficiary Designation, will cancel all beneficiary designations signed and filed earlier by such Participant. Any such designation may be terminated or modified from time to time by the Participant. If and to the the extent that a Participant fails to designate a Beneficiary or if all of the Beneficiaries of the Participant die before the death of the Participant or before complete payment of all the amounts credited to the Participant's Account under this Plan, the remaining unpaid amounts shall be paid in one lump sum to the estate of the last to die of the Participant or the Participant's Beneficiaries.


11.  Non-Alienability of Benefits.

     Neither any Participant nor any Beneficiary shall have any right to, directly or indirectly, alienate, assign or encumber any amount that is or may be payable under this Plan nor shall any such amounts be subject to alienation, assignment, encumbrance or garnishment, voluntary or involuntary, by process of law or otherwise.


12.  Administration of Plan.

     (a) Except as provided in Paragraph 9(e), full power and authority to construe, interpret and administer this Plan shall be vested in the Administrator, who may from time to time adopt any rules or regulations the Administrator determines are necessary or appropriate. If there is no Administrator, the power and authority of the Administrator shall rest with the Board; however, no person who is a member of the Administrator or

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Board, or who serves as Administrator, shall participate in any decision affecting uniquely such member as a Participant. Decisions of the Administrator and the Board made in good faith, shall be final, conclusive and binding upon all parties.

     (b) In the absence of bad faith or gross neglect of duty, neither the Administrator nor any member of the Board, nor any person who serves as Administrator, shall have any liability to the Corporation or to any other person, firm or corporation arising out of or connected with the administration of this Plan for any decision made respecting this Plan or its administration.


13.  Amendment or Discontinuance of Plan.

     At the sole discretion of the Board this Plan may be discontinued or changed at any time. Upon such discontinuance, the cash and Common Stock theretofore credited to the Account of any Participant shall be distributed in satisfaction of the obligations of the Corporation under this Plan, in the manner selected at the option of the Board or at the option of the Administrator if so directed by the Board, as follows:

     (a) The value of the Account may be distributed in a lump sum as of the date of discontinuance in a manner consistent with Paragraph 9 hereof. The lump sum payment shall be made on the last day of the month following the date of discontinuance; or

     (b) The value of the Account may be distributed in accordance with the Notice of Election; or

     (c) Commencing on the last day of the month following the date of discontinuance, an amount equal to the value of the Account as of the date of discontinuance may be distributed in no more than ten annual installments, calculated in the same manner as payments under Paragraph 9(d), with interest on such amounts from the date of discontinuance to the date of such payment at a rate to be determined in accordance with Paragraph 8(c).

     (d) Any provision herein to the contrary notwithstanding, no distribution of that portion of a Participant's Account which has been denominated as Common Stock for less than six months shall be made solely by reason of the discontinuance of this Plan until at least six months have elapsed since such portion of the Participant's Account was denominated as Common Stock.

14.  Governing Law.

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     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Texas.

15.  Effective Date.

     Subject to approval by the Board, this Plan shall become effective on September 28, 1993, but only with respect to compensation earned for services rendered on or after October 1, 1993.

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                           MAXUS ENERGY CORPORATION
                   DEFERRED COMPENSATION PLAN FOR EXECUTIVES

                              NOTICE OF ELECTION



1. Pursuant to the provisions of the Maxus Energy Corporation Deferred Compensation Plan for Executives (the "Plan"), I elect to have Compensation payable to me deferred in the manner specified below. I understand that this election shall be irrevocable as to Compensation earned by me following the filing and effectiveness of this election, except to the extent I file a subsequent Notice of Election or Notice of Termination with the Administrator applicable to Compensation earned by me in a calendar quarter subsequent to the calendar quarter as to which this filing is effective.

     I also understand that no modification or termination shall be effective with respect to Compensation deferred prior to the calendar quarter following the date any subsequent Notice of Election or Notice of Termination is received by the Administrator.

2.   Percentage of Compensation deferred.

                                             Performance Incentive
               Base Salary                   Plan Bonus
               -----------                   ---------------------

               [   ]  All                    [   ]  All

               [   ]  None                   [   ]  None

               ______  Percent               ______  Percent


3.   Denomination of amounts deferred.

     I further elect that _____ percentage of all Compensation deferred pursuant to my election shall be denominated (and any dividend equivalents with respect thereto denominated) in whole shares of Common Stock of the Corporation, pursuant to the terms of the Plan, and shall be credited to my account pursuant to the the terms and conditions of the Plan./1/ I understand that the balance of all Compensation deferred pursuant to my election shall be credited to my account and denominated as cash and shall be credited interest at a rate designated from time to time by the Administrator, as described in the Plan.
- -----------------
/1/Pursuant to the terms of the Plan, any shares of Common Stock credited to my account will be "phantom" shares, the purpose of which is merely to describe an unsecured and unfunded promise to pay the amount credited to my account.

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4.   Payment.

     All payments, whether denominated in shares of Common Stock or cash, will be made only in cash.

     (a)  Method of payment (select one):

     _______ Lump sum, or

     _______ Installments over a period of ______ years (not over ten).

     (b)  Frequency of payments:

          If election is made to have payments made in installments, identify the frequency of installments (select one):

             _________ Annually

             _________ Quarterly

5.   Date of commencement of payments.

          Select the date on which payment (in either installments or lump sum) is to commence (which date shall in no event be after the January 1 following the calendar year in which I reach age 70).

             ___________________,19___

          If no date for commencement of payment is specified above, payment (in either installments or lump sum) shall commence on the last day of the month following the date on which I cease to be an Executive.

          The foregoing notwithstanding, I understand that except in the case of death, permanent disability or my ceasing to be an Executive neither I nor my Beneficiary will receive payment for that portion of my Account, if any, which has been denominated in shares of Common Stock for less than six months until at least six months have elapsed since such portion of my Account was denominated as Common Stock.

          Date__________________ Signature ______________________


          Notice of Election received by the Administrator:


          Date__________________ Signature ______________________


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                           MAXUS ENERGY CORPORATION
                   DEFERRED COMPENSATION PLAN FOR EXECUTIVES


                            NOTICE OF TERMINATION




Pursuant to the provision of the Maxus Energy Corporation Deferred Compensation Plan for Executives (the "Plan"), I hereby terminate my participation in the Plan effective as of ______________, 19__.



Date ______________  Signature_________________________________


Notice of Termination received by Administrator:


Date ______________  Signature_________________________________

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                            MAXUS ENERGY CORPORATION
                   DEFERRED COMPENSATION PLAN FOR EXECUTIVES


                       NOTICE OF BENEFICIARY DESIGNATION


Any amounts credited to my Account under the Maxus Energy Corporation Deferred Compensation Plan for Executives (the "Plan") unpaid at my death shall be paid to the following beneficiary or beneficiaries, in the proportions designated:


     ____________________   __________%  ____________________
     Name                      Proportion  Relationship


     ________________________________________________________
     Address


     ____________________   __________%  ____________________
     Name                      Proportion  Relationship


     ________________________________________________________
     Address



     ____________________   __________%  ____________________
     Name                      Proportion  Relationship


     ________________________________________________________
     Address

This designation supersedes any previous beneficiary designation made by me with respect to the amounts credited to my Account under the Plan. I hereby reserve the right to terminate or modify any designation made by this Instrument, at any time or from time to time.


Date______________________  ____________________________________
                            Signature


Witness:_____________________________

Designation received by Administrator:


Date______________________  Signature___________________________

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